UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

STARTEK, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-12793	84-1370538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 E. Maplewood Drive, Suite 100, Greenwood Village, Colorado 80111

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (303) 262-4500

44 Cook Street Suite 400, Denver, Colorado 80206

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 24, 2012, Mark Veyette resigned from his position as Senior Vice President and Chief Technology Officer of StarTek, Inc. to pursue another career opportunity.  Mr. Veyette will remain with the company to provide transition services through June 22, 2012.  At this time there are no plans to fill the position of Chief Technology Officer vacated by Mr. Veyette. The IT Lead position will be filled internally by Ms. Pat Hain, VP of IT Development, who will report to Chad Carlson, President and CEO.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.

By:	/s/ Dave M. Gomez	Date: May 31, 2012
Dave M. Gomez
Senior Vice President, General Counsel and Secretary